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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                (AMENDMENT NO. 2)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999

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                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                                                  75-2672663
        (State or other                  333-33015                (I.R.S. Employer
jurisdiction of incorporation)    (Commission File Number)     Identification Number)

       600 CONGRESS AVE.
          SUITE 1400                                                   78701
         AUSTIN, TEXAS                                               (Zip code)
     (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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         The registrant, Capstar Broadcasting Partners, Inc. ("Partners"), hereby amends its Current Report on Form 8-K filed on October 13, 1999, as amended on October 28, 1999 as set forth herein.

ITEM 5. OTHER EVENTS.

         In a press release dated November 5, 1999, a copy of which is incorporated herein as Exhibit 99.5, Capstar Communications, Inc. ("Capstar Communications"), an indirect subsidiary of Partners, announced the fourth amendment of its tender offer to purchase for cash all of its outstanding
10 3/4% Senior Subordinated Notes due 2006 (the "Notes") and the concurrent solicitation of consents of proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

    99.1     --   Press release, dated September 27, 1999.(1)
    99.2     --   Press release, dated October 13, 1999.(2)
    99.3     --   Press release, dated October 25, 1999.(3)
    99.4     --   Press release, dated October 26, 1999.(3)
    99.5     --   Press release, dated November 5, 1999.(4)

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(1) Incorporated by reference to the identically numbered exhibit on the Form 8-K of Capstar Communications, filed September 27, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed October 13, 1999.

(3) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed October 28, 1999.

(4) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed November 9, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAPSTAR BROADCASTING PARTNERS, INC.
                                       (Registrant)



                                       By: /s/ W. SCHUYLER HANSEN
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                                               W. Schuyler Hansen
                                               Senior Vice President and
                                               Chief Accounting Officer


Date: November 9, 1999